================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-3275

                       Smith Barney Investment Funds Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

         125 Broad Street, New York, NY                     10004
    ----------------------------------------              ----------
    (Address of principal executive offices)              (Zip code)

                             Robert I. Frenkel, Esq.
                        Smith Barney Fund Management LLC
                            300 First Stamford Place
                               Stamford, CT 06902
                     ---------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  APRIL 30
Date of reporting period: APRIL 30, 2004

================================================================================

ITEM 1.         REPORT TO STOCKHOLDERS.

        The Annual Report to Stockholders is filed herewith.

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                                  HANSBERGER
                               GLOBAL VALUE FUND
--------------------------------------------------------------------------------

              CLASSIC SERIES  |  ANNUAL REPORT  |  APRIL 30, 2004

[LOGO]

               [LOGO] Smith                                     HANSBERGER
       Barney                                                      GLOBAL
        Mutual Funds                                          INVESTORS, INC.

     Your Serious Money.
  Professionally Managed/R/

[LOGO] Your Serious Money. Professionally Mangaed./R/ is a registered service mark of Citigroup Global Markets Inc.

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

                                 WHAT'S INSIDE

    Letter from the Chairman............................................  1
    Manager Overview....................................................  3
    Fund Performance....................................................  6
    Historical Performance..............................................  7
    Schedule of Investments.............................................  8
    Statement of Assets and Liabilities................................. 12
    Statement of Operations............................................. 13
    Statements of Changes in Net Assets................................. 14
    Notes to Financial Statements....................................... 15
    Financial Highlights................................................ 21
    Report of Independent Registered Public Accounting Firm............. 23
    Additional Information.............................................. 24
    Tax Information..................................................... 26

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken

R. JAY GERKEN, CFA

Chairman, President and
Chief Executive Officer

Dear Shareholder,
Over the 12 months ended April 30, 2004, most broad U.S. stock and bond market indexes posted moderate gains. Stocks generally continued to outpace bonds, with large-capitalization stocks typically outperforming small- and mid-cap stocks and international stock markets generally outperforming the U.S. stock market. The economic environment was dominated by uncertainty surrounding the sustainability of the domestic economic recovery, a continued focus on new job growth and a geopolitical environment centering on news from Iraq and new acts of terrorism.

Since the start of 2004, markets have been in a holding pattern -- volatility declined, and returns were relatively muted. Equity markets seem to have priced in prospects of continued economic recovery and, in general, they were not disappointed. Both bond market and stock market participants were a bit unnerved by prospects for U.S. Federal Reserve Board ("Fed") tightening of key interest rates at some unknown future date, the continuing turmoil in Iraq, and the March 2004 train bombings in Spain. Each of these elements had a negative influence on the stock market. Despite these concerns, however, the underlying economic and financial fundamentals continued to improve through the end of the period.

So far this year, the economy overall has appeared to be growing at a pace similar to last year's rate. The ongoing recovery has been broad-based, with strength in the consumer sector, exports and business investment. Soaring corporate profit growth has led to vastly improved balance-sheet fundamentals in general, while highly stimulative monetary and fiscal policy continued to provide support, although the stimulative effects of fiscal policy could wane after tax-refund season ends this spring. Following a period of mixed employment news through the end of last year, job growth picked up substantially in the first calendar quarter of 2004.

Signs of increasing inflation have begun to mount in recent weeks. Fiscal and monetary policymakers have been stimulating the economy since 2000. The Fed has more or less said it prefers inflation to deflation in the current environment. However, we believe the recent pick-up in inflationary signals has increased the possibility that the Fed may raise interest rates sooner than anticipated, perhaps as early as this summer. Accordingly, the recent debate in the market has focused on the timing and magnitude of prospective rate increases.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

Information About Your Fund
In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund's response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.


       1 Smith Barney Hansberger Global Value Fund | 2004 Annual Report

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

May 13, 2004

       2 Smith Barney Hansberger Global Value Fund | 2004 Annual Report

                               MANAGER OVERVIEW

Special Shareholder Notice
Effective April 29, 2004, Smith Barney Class L shares were renamed Class C shares. On February 2, 2004, initial sales charges on these shares were eliminated.

Performance Review
For the 12 months ended April 30, 2004, Class A shares of the Smith Barney Hansberger Global Value Fund, excluding sales charges, returned 36.11%. These shares outperformed the fund's unmanaged benchmark, the MSCI ACWI (All Country World Index) Free Index,/i/ which returned 30.36% for the same period. The fund also outperformed its Lipper global funds category average, which returned 30.71% for the same period./1/

Market Overview
The year ended April 30, 2004, witnessed a remarkable recovery in global equity prices. As the period began, however, investors were confronted with a range of challenges including the ongoing armed conflict in Iraq, threats of terrorism, uncertainty related to North Korea's nuclear ambitions and the sudden and rapid spread of Severe Acute Respiratory Syndrome ("SARS"). Signs of a strong recovery in the global economy and a subsequent recovery in corporate earnings eventually overcame these negative issues. These positive factors led to a strong rally in equity markets that was broad-based in nature, as witnessed by the double-digit gains in many of the major developed and emerging markets around the world.

While the U.S. continued to be the primary engine for world economic growth, international equity markets, led by Japan and emerging markets, turned in the best performance over the period. Shares of Japanese companies rallied strongly following positive news that led many investors to believe that a long-awaited economic recovery and an end to deflation may finally be taking hold in the country. Emerging market countries, in general, were key beneficiaries, not only of increasing economic activity globally, but also of positive consumption trends at home. Finally, even while the economies of Europe lagged in terms of performance, European multi-national companies benefited from the global economic rebound.

What Affected Fund Performance
The fund's outperformance was largely the result of positive stock selection and an overweight allocation to economically sensitive sectors, such as consumer discretionary, industrials and materials. Generally, companies in these sectors benefited as the global economy recovered, and U.S. consumers benefited from lower taxes and continued low interest rates.

In addition, rising merger and acquisition activity globally positively impacted the fund. Three of the fund's holdings rose sharply following merger and acquisition news. These included AT&T Wireless Services Inc., whose purchase by rival Cingular is currently undergoing regulatory review; U.K.-based medical products company Amersham PLC, which was acquired by GE's medical products division; and Aventis S.A., the French-
 German drug company, which is being acquired by another French pharmaceutical firm, Sanofi-Synthelabo. Partially due to the strong performance of these stocks, the fund's holdings outperformed the benchmark index in the telecommunications services and health care sectors, as well.

[PHOTO]

Thomas L. Hansberger

THOMAS L. HANSBERGER, CFA, CIC

Chairman and Chief Executive Officer, Hansberger Global Investors, Inc.

/1/Lipper, Inc. is a major independent mutual-fund tracking organization.
   Average annual returns are based on the 12-month period ended April 30, 2004, calculated among the 322 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

       3 Smith Barney Hansberger Global Value Fund | 2004 Annual Report

Finally, the fund's overweight position in emerging markets continued to act as a major positive influence on performance. In the aggregate, the fund's emerging market holdings turned in the best regional performance over the year, as we believe these high growth countries generally benefited from increased demand, low interest rates and declining risk aversion by global investors.

The fund employs a bottom-up stock selection investment process. This process led to an underweight in North America and Japan, and an overweight in emerging markets, the Pacific ex-Japan, Europe and the United Kingdom. The fund's overweight in emerging markets and underweight position in North America positively impacted the fund's performance. Moreover, the fund's holdings in these regions outperformed the benchmark index.

The most significant negative geographic allocation in the fund was the underweight in Japan. Japan was one of the strongest markets globally last year, as investors bet that the long-awaited cyclical recovery was underway and that deflation may have finally ended. Poor stock selection in Japan also hurt performance over the year. The fund's holdings, which are largely blue chip export-related companies, underperformed the domestic-led rally in Japan last year.

Portfolio Update
The fund's three biggest individual contributors to positive performance during the period were its holdings in AT&T Wireless, European Aeronautic Defence and Space Co., and Teradyne, Inc. U.S.-based telecommunications company AT&T Wireless' share price rose following news that rival Cingular was acquiring it. Shares of European Aeronautic Defence & Space Co., the France-based manufacturer of Airbus airplanes, rose sharply as it continued to report increasing orders and rising market share. Shares of Teradyne, a U.S. maker of semiconductor equipment, rallied during the period, as many investors expected that rising prices and volumes seen broadly in semiconductor manufacturers would lead to rising demand for Teradyne's products. At the close of the period, the fund's holdings in AT&T Wireless had been sold out completely. Shares of European Aeronautic Defense & Space Co. continued to be held in the fund, but the position was trimmed during the year. Similarly,


                             PERFORMANCE SNAPSHOT
                             AS OF APRIL 30, 2004
                           (excluding sales charges)

                                     6 Months 12 Months
Class A Shares                         8.76%    36.11%
MSCI ACWI Free Index                   8.46%    30.36%
Lipper Global Funds Category Average   7.90%    30.71%

  The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors' shares, when redeemed may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

  Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 8.31%, Class C shares returned 8.42% and Class Y shares returned 9.11% over the six months ended April 30, 2004. Excluding sales charges, Class B shares returned 35.10%, Class C shares returned 34.98% and Class Y shares returned 36.86% over the 12 months ended April 30, 2004.

  Effective April 29, 2004, Smith Barney Class L shares were renamed Class C shares. On February 2, 2004, initial sales charges on these shares were eliminated.

  All index performance reflects no deduction for fees, expenses or taxes. The MSCI ACWI Free Index represents the performance of 47 markets in both the developed and the emerging markets in Africa, Asia, Australia, Europe, North America and South America.

  Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended April 30, 2004, calculated among the 336 funds for the six-month period and among the 322 funds for the 12-month period, in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

Teradyne continued to be held in the fund's portfolio, but the position was also trimmed during the year.

While the fund's performance was strong for the period, outperforming its benchmark index, some fund holdings detracted from performance. U.S. telecom equipment company Tellabs, Inc., which was recently added to the portfolio, was among the holdings that performed poorly over the past year. U.S.-based local and wireless telecom service provider, Verizon Communications Inc., posted a negative return for the fund during the year


       4 Smith Barney Hansberger Global Value Fund | 2004 Annual Report due to concerns about the continued erosion of its local telephone business. Unilever PLC, the Anglo-Dutch food company, was down slightly over the period as the company continued to miss management's stated sales and earnings expectations. In terms of industry sectors, while the fund's holdings in the consumer staples and information technology sectors posted positive absolute returns, performance lagged the MSCI ACWI Index over the past year. As of April 30th, shares of Tellabs were still owned by the fund, as was the position in Unilever. However, the fund's position in Verizon was completely sold out during the twelve-month period.

Thank you for your investment in the Smith Barney Hansberger Global Value Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ Thomas L. Hansberger
Thomas L. Hansberger, CFA, CIC
Chairman and Chief Executive Officer, Hansberger Global Investors, Inc.

May 13, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of April 30, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: American International Group, Inc. (2.16%), Samsung Electronics Co., Ltd. (2.15%), HSBC Holdings PLC (2.03%), J.P. Morgan Chase & Co. (1.93%), GlaxoSmithKline PLC (1.93%), Total Fina Elf S.A. (1.91%), The Sumitomo Trust & Banking Co., Ltd. (1.90%), Baxter International Inc. (1.90%), Sony Corp., (1.90%), DBS Group Holdings Ltd. (1.87%). Please refer to pages 8 through 11 for a list and percentage breakdown of the fund's holdings.

The mention of country breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such countries is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five country holdings as of April 30, 2004 were: United States (40.1%); France (11.4%); United Kingdom (11.1%); Japan (9.5%) and South Korea (6.1%). The fund's portfolio composition is subject to change at any time.

RISKS: Keep in mind, the fund is subject to certain risks of overseas investing typically not associated with domestic investing, including currency fluctuations, changes in political and economic conditions, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. The fund may use derivatives, such as options and futures, which can become illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

/i/The MSCI (All Country World Index) Free Index represents the performance of
   47 markets in both the developed and the emerging markets in Africa, Asia, Australia, Europe, North America and South America.

       5 Smith Barney Hansberger Global Value Fund | 2004 Annual Report

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)

                                        Without Sales Charges/(1)/
                                    ----------------------------------
                                    Class A Class B Class C/(2)/ Class Y
------------------------------------------------------------------------
Twelve Months Ended 4/30/04          36.11%  35.10%    34.98%     36.86%
----------------------------------------------------------------------
Five Years Ended 4/30/04             (0.08)  (0.85)    (0.87)      0.39
----------------------------------------------------------------------
Inception* through 4/30/04            0.95    0.18      0.17      (0.12)
----------------------------------------------------------------------

                                          With Sales Charges/(3)/
                                    ----------------------------------
                                    Class A Class B Class C/(2)/ Class Y
------------------------------------------------------------------------
Twelve Months Ended 4/30/04          29.25%  30.10%    33.98%     36.86%
----------------------------------------------------------------------
Five Years Ended 4/30/04             (1.09)  (1.05)    (0.87)      0.39
----------------------------------------------------------------------
Inception* through 4/30/04            0.14    0.18      0.17      (0.12)
----------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+ (UNAUDITED)

                                    Without Sales Charges/(1)/
--------------------------------------------------------------
Class A (Inception* through
  4/30/04)                                         6.23%
------------------------------------------------------------
Class B (Inception* through
  4/30/04)                                         1.18
------------------------------------------------------------
Class C (Inception* through
  4/30/04)/(2)/                                    1.09
------------------------------------------------------------
Class Y (Inception* through
  4/30/04)                                        (0.72)
------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2)On April 29, 2004, Class L shares were renamed as Class C shares.
(3)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% initial sales charge on Class C shares is no longer imposed, effective February 2, 2004.
 + All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 * The inception date for Class A, B and C shares is December 19, 1997 and the inception date for Class Y shares is March 10, 1998.

       6 Smith Barney Hansberger Global Value Fund | 2004 Annual Report

 HISTORICAL PERFORMANCE (UNAUDITED)


Value of $10,000 Invested in Class A, B and C Shares of the
Smith Barney Hansberger Global Value Fund vs. MSCI ACWI (All Country World Index) Free Index+
--------------------------------------------------------------------------------
                          December 1997 -- April 2004

                                     [CHART]

                Smith Barney     Smith Barney       Smith Barney
                Hansberger       Hansberger         Hansberger
                Global Value     Global Value       Global Value      MSCI
                Fund --          Fund --            Fund --           ACWI
                Class A          Class B            Class C           Free
                Shares           Shares             Shares            Index
               ------------     -------------      -------------     ---------
Dec 19, 1997     $ 9,500          $10,000            $10,000          $10,000
Apr 1998          10,843           11,387             11,387           11,492
Apr 1999          10,131           10,559             10,559           13,226
Apr 2000          11,119           11,494             11,485           14,946
Apr 2001           9,996           10,250             10,250           12,508
Apr 2002           9,235            9,404              9,395           10,937
Apr 2003           7,415            7,489              7,489            9,387
Apr 30, 2004      10,092           10,118             10,109           12,237


+Hypothetical illustration of $10,000 invested in Class A, B and C shares at inception on December 19, 1997, assuming deduction of the maximum sales charge of 5.00% for Class A shares at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2004. The MSCI ACWI Free Index represents the performance of 47 markets in both the developed and the emerging markets in Africa, Asia, Australia, Europe, North America and South America. Emerging markets represent approximately 9.5% and exclude shares which are not readily purchased by non-local investors. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other class may be greater or less than the shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

 All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

       7 Smith Barney Hansberger Global Value Fund | 2004 Annual Report

 SCHEDULE OF INVESTMENTS                                          APRIL 30, 2004


  SHARES                      SECURITY                       VALUE
----------------------------------------------------------------------
STOCK -- 98.7%
Brazil -- 1.1%
     65,000 Petroleo Brasileiro S.A., ADR                 $  1,878,500
----------------------------------------------------------------------
France -- 11.5%
     94,000 Arcelor (a)                                      1,560,347
     26,000 Aventis S.A. (a)                                 1,978,878
    128,000 AXA (a)                                          2,693,468
     25,200 BNP Paribas S.A.                                 1,512,058
     71,000 European Aeronautic Defence and Space Co. (a)    1,794,201
     14,000 Groupe Danone (a)                                2,344,042
     41,000 Schneider Electric S.A. (a)                      2,759,627
     92,000 Suez S.A. (a)                                    1,842,274
     18,100 Total Fina Elf S.A. (a)                          3,344,835
----------------------------------------------------------------------
                                                            19,829,730
----------------------------------------------------------------------
Germany -- 2.9%
     32,000 E.On AG (a)                                      2,119,363
     29,000 Linde AG (a)                                     1,584,468
     28,000 Volkswagen AG (a)                                1,232,383
----------------------------------------------------------------------
                                                             4,936,214
----------------------------------------------------------------------
Hong Kong -- 3.1%
    243,581 HSBC Holdings PLC (a)                            3,560,167
    262,600 Hutchison Whampoa Ltd.                           1,767,568
----------------------------------------------------------------------
                                                             5,327,735
----------------------------------------------------------------------
Italy -- 1.8%
    155,000 ENI S.p.A (a)                                    3,148,384
----------------------------------------------------------------------
Japan -- 9.7%
    200,000 Asahi Glass Co., Ltd. (b)                        2,116,613
     56,000 Canon Inc.                                       2,937,888
    750,000 Mazda Motor Corp. (a)                            2,385,267
     11,000 Rohm Co. Ltd.                                    1,372,446
     86,000 Sony Corp. (a)                                   3,327,323
    555,000 The Sumitomo Trust & Banking Co., Ltd.           3,339,102
     63,000 Tostem Inax Holding Corp.                        1,198,750
----------------------------------------------------------------------
                                                            16,677,389
----------------------------------------------------------------------
Mexico -- 1.7%
     63,679 CEMEX S.A. de C.V., ADR (a)                      1,875,347
     33,000 Telefonos de Mexico, S.A. de C.V., ADR (a)       1,126,620
----------------------------------------------------------------------
                                                             3,001,967
----------------------------------------------------------------------
The Netherlands -- 2.5%
     51,200 Akzo Nobel N.V.                                  1,864,119
    117,521 ING Groep N.V.                                   2,516,594
----------------------------------------------------------------------
                                                             4,380,713
----------------------------------------------------------------------
Singapore -- 2.9%
    390,000 DBS Group Holdings Ltd.                          3,277,792
    285,000 Singapore Airlines Ltd.                          1,809,045
----------------------------------------------------------------------
                                                             5,086,837
----------------------------------------------------------------------

                      See Notes to Financial Statements.

       8 Smith Barney Hansberger Global Value Fund | 2004 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                              APRIL 30, 2004


  SHARES                      SECURITY                      VALUE
---------------------------------------------------------------------
South Korea -- 6.1%
     76,600 Kookmin Bank, ADR (a)(b)                     $  2,841,860
     57,500 LG Chem Ltd.                                    2,322,836
     16,000 Samsung Electronics Co., Ltd., GDR (c)          3,764,000
     84,000 SK Telecom Co., Ltd., ADR (a)                   1,696,800
---------------------------------------------------------------------
                                                           10,625,496
---------------------------------------------------------------------
Switzerland -- 3.5%
     11,800 Nestle S.A., Registered B Shares (a)            2,981,474
     39,000 Novartis AG                                     1,736,471
      4,100 Swisscom AG (a)                                 1,271,232
---------------------------------------------------------------------
                                                            5,989,177
---------------------------------------------------------------------
United Kingdom -- 11.2%
    244,000 Amvescap PLC                                    1,609,324
    163,172 GlaxoSmithKline PLC                             3,378,470
    130,913 GUS PLC                                         1,813,997
    406,000 Kesa Electricals PLC                            2,031,318
    469,820 Kingfisher PLC                                  2,361,045
    210,557 Lloyds TSB Group PLC                            1,574,599
    100,000 Standard Chartered PLC                          1,532,910
    237,000 Unilever PLC                                    2,236,984
  1,170,176 Vodafone Group PLC                              2,844,295
---------------------------------------------------------------------
                                                           19,382,942
---------------------------------------------------------------------
United States -- 40.7%
    122,000 Albertson's Inc. (a)                            2,849,920
     69,000 Alliance Capital Management Holding L.P. (a)    2,301,150
     52,800 American International Group, Inc.              3,783,120
     24,000 Bank of America Corp.                           1,931,760
    105,500 Baxter International Inc.                       3,339,075
     46,000 Best Buy Co., Inc.                              2,495,500
     21,000 Caterpillar, Inc.                               1,632,330
     26,300 Deere & Co.                                     1,789,452
     68,000 Eastman Kodak Co.                               1,753,720
    113,000 Electronic Data Systems Corp.                   2,066,770
    127,000 The Gap, Inc.                                   2,795,270
     94,763 General Electric Co.                            2,838,139
     63,200 HCA Inc.                                        2,567,816
     83,000 The Home Depot, Inc.                            2,920,770
     34,000 International Business Machines Corp.           2,997,780
     90,000 J.P. Morgan Chase & Co.                         3,384,000
     74,000 Jones Apparel Group, Inc.                       2,708,400
     63,000 McDonald's Corp.                                1,715,490
     38,600 Merck & Co., Inc.                               1,814,200
     45,000 Merrill Lynch & Co., Inc.                       2,440,350
     83,000 MetLife, Inc.                                   2,863,500
     80,000 Microsoft Corp.                                 2,077,600
     63,000 Pfizer Inc.                                     2,252,880
    272,000 Tellabs, Inc. (b)                               2,374,560
     98,000 Teradyne, Inc. (b)                              1,997,240
    105,000 Tyco International Ltd.                         2,882,250

                      See Notes to Financial Statements.

       9 Smith Barney Hansberger Global Value Fund | 2004 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                              APRIL 30, 2004

  SHARES                                            SECURITY                                             VALUE
------------------------------------------------------------------------------------------------------------------
United States -- 40.7% (continued)
    250,000 Unisys Corp. (b)                                                                          $  3,257,500
    110,000 The Walt Disney Co.                                                                          2,533,300
------------------------------------------------------------------------------------------------------------------
                                                                                                        70,363,842
------------------------------------------------------------------------------------------------------------------
            TOTAL STOCK
            (Cost -- $143,579,691)                                                                     170,628,926
------------------------------------------------------------------------------------------------------------------

 WARRANTS                                           SECURITY                                             VALUE
------------------------------------------------------------------------------------------------------------------
WARRANTS (b) -- 0.0%
      1,307 TIMCO Aviation Services, Inc., Expire 2/27/07 (Cost -- $1)                                           1
------------------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                            SECURITY                                             VALUE
------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES -- 0.1%
France -- 0.1%
$   956,200 AXA, Redeemable Notes, zero coupon due 12/21/04                                                191,476
------------------------------------------------------------------------------------------------------------------
United States -- 0.0%
      1,364 TIMCO Aviation Services, Inc., Jr. Sub. Notes, 8.000% due 1/2/07 (d)                                14
------------------------------------------------------------------------------------------------------------------
            TOTAL CONVERTIBLE BONDS AND NOTES
            (Cost -- $141,501)                                                                             191,490
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.2%
  2,059,000 State Street Bank and Trust Co. dated 4/30/04, 0.870% due 5/3/04; Proceeds at maturity --
              $2,059,149; (Fully collateralized by U.S. Treasury Bonds, 6.000% due 2/15/26;
              Market value -- $2,100,693) (Cost -- $2,059,000)                                           2,059,000
------------------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.0%
            (Cost -- $145,780,193*)                                                                   $172,879,417
------------------------------------------------------------------------------------------------------------------
LOANED SECURITIES COLLATERAL
 45,688,028 State Street Navigator Securities Lending Trust Prime Portfolio (Cost -- $45,688,028)     $ 45,688,028
------------------------------------------------------------------------------------------------------------------

(a)All or a portion of this security is on loan (See Note 7).
(b)Non-income producing security.
(c)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.
(d)Upon maturity, notes will convert to common stock.
* Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:
  ADR -- American Depositary Receipt
  GDR -- Global Depositary Receipt

                      See Notes to Financial Statements.

       10 Smith Barney Hansberger Global Value Fund | 2004 Annual Report

 SUMMARY OF INVESTMENTS BY SECTOR*                                APRIL 30, 2004



                       Financials                   24.2%
                       Consumer Discretionary       17.6
                       Information Technology       13.4
                       Industrials                  13.0
                       Healthcare                   10.0
                       Consumer Staples              6.1
                       Energy                        4.9
                       Materials                     4.4
                       Telecommunications Services   4.1
                       Utilities                     2.3
                       ----------------------------------
                                                   100.0%
                       ----------------------------------

* As a percentage of long-term investments. Please note that Fund holdings are as of April 30, 2004 and are subject to change.

       11 Smith Barney Hansberger Global Value Fund | 2004 Annual Report

 STATEMENT OF ASSETS AND LIABILITIES                              APRIL 30, 2004


ASSETS:
  Investments, at value (Cost -- $145,780,193)                $172,879,417
  Loaned securities collateral, at value (Cost --
   $45,688,028) (Note 7)                                        45,688,028
  Foreign currency, at value (Cost -- $102,560)                    103,068
  Cash                                                                 254
  Receivable for securities sold                                 1,966,584
  Dividends and interest receivable                                636,727
  Receivable for Fund shares sold                                   28,737
  Prepaid expenses                                                  27,217
--------------------------------------------------------------------------
  Total Assets                                                 221,330,032
--------------------------------------------------------------------------
LIABILITIES:
  Payable for loaned securities collateral (Note 7)             45,688,028
  Management fee payable                                           141,372
  Distribution plan fees payable                                     7,228
  Payable for Fund shares reacquired                                 3,731
  Payable for open forward foreign currency contracts (Note
   5)                                                                  214
  Accrued expenses                                                  64,671
--------------------------------------------------------------------------
  Total Liabilities                                             45,905,244
--------------------------------------------------------------------------
Total Net Assets                                              $175,424,788
--------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                 $     14,944
  Capital paid in excess of par value                          191,019,542
  Undistributed net investment income                               94,797
  Accumulated net realized loss from investment transactions   (42,806,767)
  Net unrealized appreciation of investments and foreign
   currencies                                                   27,102,272
--------------------------------------------------------------------------
Total Net Assets                                              $175,424,788
--------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                          654,464
--------------------------------------------------------------------------
  Class B                                                          953,605
--------------------------------------------------------------------------
  Class C                                                          383,122
--------------------------------------------------------------------------
  Class Y                                                       12,952,986
--------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                    $11.73
--------------------------------------------------------------------------
  Class B *                                                         $11.47
--------------------------------------------------------------------------
  Class C *                                                         $11.46
--------------------------------------------------------------------------
  Class Y (and redemption price)                                    $11.77
--------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 5.26% of net asset value
   per share)                                                       $12.35
--------------------------------------------------------------------------

* Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

                      See Notes to Financial Statements.

       12 Smith Barney Hansberger Global Value Fund | 2004 Annual Report

 STATEMENT OF OPERATIONS                       FOR THE YEAR ENDED APRIL 30, 2004


INVESTMENT INCOME:
  Dividends                                                   $ 3,543,839
  Interest (Note 7)                                               137,286
  Less: Foreign withholding tax                                  (557,412)
------------------------------------------------------------------------
  Total Investment Income                                       3,123,713
------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 2)                                       1,577,070
  Distribution plan fees (Note 8)                                 158,542
  Custody                                                          70,302
  Audit and legal                                                  35,358
  Shareholder communications (Note 8)                              34,685
  Registration fees                                                30,997
  Transfer agency services (Note 8)                                24,629
  Directors' fees                                                  12,968
  Pricing fees                                                      6,417
  Other                                                             5,401
------------------------------------------------------------------------
  Total Expenses                                                1,956,369
------------------------------------------------------------------------
Net Investment Income                                           1,167,344
------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 5):
  Realized Gain (Loss) From:
   Investment transactions                                     11,881,706
   Foreign currency transactions                                  (55,547)
------------------------------------------------------------------------
  Net Realized Gain                                            11,826,159
------------------------------------------------------------------------
  Change in Net Unrealized Appreciation From:
   Investments                                                 36,065,072
   Foreign currencies                                               5,695
------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                      36,070,767
------------------------------------------------------------------------
Net Gain on Investments and Foreign Currencies                 47,896,926
------------------------------------------------------------------------
Increase in Net Assets From Operations                        $49,064,270
------------------------------------------------------------------------

                      See Notes to Financial Statements.

       13 Smith Barney Hansberger Global Value Fund | 2004 Annual Report

 STATEMENTS OF CHANGES IN NET ASSETS               FOR THE YEARS ENDED APRIL 30,



                                                       2004          2003
------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                            $  1,167,344  $  1,483,288
  Net realized gain (loss)                           11,826,159   (23,285,591)
  Increase (decrease) in net unrealized
   appreciation                                      36,070,767   (12,836,832)
------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
   Operations                                        49,064,270   (34,639,135)
------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 9):
  Net investment income                              (1,650,500)   (1,129,964)
------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to
   Shareholders                                      (1,650,500)   (1,129,964)
------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares                    5,322,459     4,720,981
  Net asset value of shares issued for
   reinvestment of dividends                             37,616        29,767
  Cost of shares reacquired                         (13,594,998)  (18,445,247)
------------------------------------------------------------------------------
  Decrease in Net Assets From Fund Share
   Transactions                                      (8,234,923)  (13,694,499)
------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                    39,178,847   (49,463,598)
NET ASSETS:
  Beginning of year                                 136,245,941   185,709,539
------------------------------------------------------------------------------
  End of year*                                     $175,424,788  $136,245,941
------------------------------------------------------------------------------
* Includes undistributed net investment income of:      $94,797      $633,500
------------------------------------------------------------------------------

                      See Notes to Financial Statements.

       14 Smith Barney Hansberger Global Value Fund | 2004 Annual Report

 NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The Smith Barney Hansberger Global Value Fund ("Fund"), a separate diversified investment fund of the Smith Barney Investment Funds Inc. ("Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company consists of this Fund and eight other separate investment funds: Smith Barney Investment Grade Bond Fund, Smith Barney Multiple Discipline Funds -- All Cap Growth and Value Fund (formerly known as Smith Barney Premier Selections All Cap Growth
Fund), Smith Barney Multiple Discipline Funds -- Global All Cap Growth and Value Fund (formerly known as Smith Barney Premier Selections Global Growth
Fund), Smith Barney Multiple Discipline Funds -- Large Cap Growth and Value Fund (formerly known as Smith Barney Premier Selections Large Cap Fund), Smith Barney Small Cap Growth Fund, Smith Barney Small Cap Value Fund, Smith Barney Government Securities Fund and Smith Barney Group Spectrum Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The following are significant accounting policies consistently followed by the Fund and are in conformity with generally accepted accounting principles ("GAAP"): (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the mean between the bid and asked prices; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant event, subsequent to the time a value was so established, is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and asked prices in the over-the-counter market; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f ) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) class specific expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class or on another reasonable basis; (i) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually; ( j) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (k) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; (l) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

       15 Smith Barney Hansberger Global Value Fund | 2004 Annual Report

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled or offset by entering into another forward exchange contract.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.95% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

SBFM has entered into a sub-advisory agreement with Hansberger Global Investors, Inc. ("Hansberger"). Pursuant to the sub-advisory agreement, Hansberger is responsible for the day-to-day portfolio operations and investment decisions of the Fund. SBFM pays Hansberger a fee of 0.50% of the Fund's average daily net assets for the services Hansberger provides as sub-adviser.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Inc. ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended April 30, 2004, the Fund paid transfer agent fees of $20,824 to CTB.

Citigroup Global Markets Inc. ("CGM"), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's distributor.

On April 29, 2004, the Fund's Class L shares were renamed as Class C shares. On February 2, 2004, initial sales charges on these shares were eliminated.

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. There is also a CDSC of 1.00% on Class A shares, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended April 30, 2004, CGM received sales charges of approximately $17,000 and $3,000 on sales of the Fund's Class A and C shares, respectively. In addition, for the year ended April 30, 2004, CDSCs paid to CGM were approximately $5,000 for Class B shares.

For the year ended April 30, 2004, CGM and its affiliates did not receive any brokerage commissions.

All officers and one Director of the Company are employees of Citigroup or its affiliates.

3. Investments

During the year ended April 30, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

----------------------------------------------
Purchases                           $43,025,642
----------------------------------------------
Sales                                52,272,688
----------------------------------------------

       16 Smith Barney Hansberger Global Value Fund | 2004 Annual Report

At April 30, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-----------------------------------------------
Gross unrealized
 appreciation                       $32,213,006
Gross unrealized depreciation        (5,113,782)
-----------------------------------------------
Net unrealized appreciation         $27,099,224
-----------------------------------------------

4. Repurchase Agreements

When entering into repurchase agreements, it is the Fund's policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

5. Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty be unable to meet the terms of such contracts.

At April 30, 2004, the Fund had open forward foreign currency contracts as described below. The unrealized loss on the open contracts reflected in the accompanying financial statements was as follows:

                               Local   Market  Settlement Unrealized
           Foreign Currency   Currency Value      Date       Loss
           ---------------------------------------------------------
           Contracts to Sell:
           Euro                55,224  $42,541   5/3/04     $(214)
           ---------------------------------------------------------

6. Concentration of Risk

The Fund's investments in foreign securities may involve risks not present in domestic investments.

Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income.

       17 Smith Barney Hansberger Global Value Fund | 2004 Annual Report

Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At April 30, 2004, the Fund loaned securities having a market value of $43,466,155. The Fund received cash collateral amounting to $45,688,028, which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the year ended April 30, 2004 was $108,218.

8. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended April 30, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

                                    Class A Class B  Class C
------------------------------------------------------------
Rule 12b-1 Distribution Plan Fees   $16,374 $103,139 $39,029
------------------------------------------------------------

For the year ended April 30, 2004, total Transfer Agency Service expenses were as follows:

                                    Class A Class B Class C Class Y
-------------------------------------------------------------------
Transfer Agency Service Expenses    $7,601  $12,013 $4,905   $110
------------------------------------------------------------------

For the year ended April 30, 2004, total Shareholder Communication expenses were as follows:

                                    Class A Class B Class C Class Y
-------------------------------------------------------------------
Shareholder Communication Expenses  $9,067  $17,795 $7,724    $99
------------------------------------------------------------------

9. Distributions Paid to Shareholders by Class

                                      Year Ended     Year Ended
                                    April 30, 2004 April 30, 2003
-----------------------------------------------------------------
Net Investment Income
Class A                               $   39,598     $   30,945
Class B                                       --             --
Class C                                       --             --
Class Y                                1,610,902      1,099,019
----------------------------------------------------------------
Total                                 $1,650,500     $1,129,964
----------------------------------------------------------------

10.Capital Shares

At April 30, 2004, the Company had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in the Fund and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares. Effective April 29, 2004, the Fund renamed Class L shares as Class C shares.

       18 Smith Barney Hansberger Global Value Fund | 2004 Annual Report

Transactions in shares of each class were as follows:

                                     Year Ended              Year Ended
                                   April 30, 2004          April 30, 2003
                               ---------------------  ------------------------
                                Shares      Amount      Shares       Amount
 ------------------------------------------------------------------------------
 Class A
 Shares sold                    174,767  $ 2,008,998     199,633  $  2,087,589
 Shares issued on reinvestment    3,237       37,616       3,490        29,767
 Shares reacquired             (132,263)  (1,421,677)   (303,968)   (2,975,607)
 ------------------------------------------------------------------------------
 Net Increase (Decrease)         45,741  $   624,937    (100,845) $   (858,251)
 ------------------------------------------------------------------------------
 Class B
 Shares sold                    182,241  $ 2,086,870      28,591  $    263,945
 Shares reacquired             (268,287)  (2,891,818)   (302,075)   (2,628,144)
 ------------------------------------------------------------------------------
 Net Decrease                   (86,046) $  (804,948)   (273,484) $ (2,364,199)
 ------------------------------------------------------------------------------
 Class C+
 Shares sold                     86,719  $   958,925      64,573  $    599,491
 Shares reacquired              (79,316)    (837,326)   (128,311)   (1,133,165)
 ------------------------------------------------------------------------------
 Net Increase (Decrease)          7,403  $   121,599     (63,738) $   (533,674)
 ------------------------------------------------------------------------------
 Class Y
 Shares sold                     21,788  $   267,666     204,465  $  1,769,956
 Shares reacquired             (749,509)  (8,444,177) (1,183,404)  (11,708,331)
 ------------------------------------------------------------------------------
 Net Decrease                  (727,721) $(8,176,511)   (978,939) $ (9,938,375)
 ------------------------------------------------------------------------------

+ On April 29, 2004, Class L shares were renamed as Class C shares.

11.Capital Loss Carryforward

At April 30, 2004, the Fund had, for Federal income tax purposes, approximately $42,807,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on April 30 of the year indicated:

                        2008       2010        2011
-------------------------------------------------------
Carryforward Amounts $1,698,000 $24,575,000 $16,534,000
-------------------------------------------------------

12.Income Tax Information and Distributions to Shareholders

At April 30, 2004, the tax basis components of distributable earnings were:

------------------------------------------------
Undistributed ordinary income       $    118,600
------------------------------------------------
Accumulated capital losses           (42,806,767)
------------------------------------------------
Unrealized appreciation               27,102,486
------------------------------------------------

At April 30, 2004, the difference between book basis and tax basis unrealized appreciation and depreciation was attributable primarily to mark-to-market of derivative contracts.

The tax character of distributions paid during the years ended April 30, 2004 and 2003 was:

                                       2004       2003
---------------------------------------------------------
Ordinary income                     $1,650,500 $1,129,964
--------------------------------------------------------

       19 Smith Barney Hansberger Global Value Fund | 2004 Annual Report

13.Additional Information

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

14.Legal Matters

Class action lawsuits have been filed against Citigroup Global Markets Inc. (the "Distributor") and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the "Advisers"), substantially all of the mutual funds managed by the Advisers (the "Funds"), and directors or trustees of the Funds. The complaints allege, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also allege that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints seek injunctive relief and compensatory and punitive damages, rescission of the Funds' contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys' fees and litigation expenses. Citigroup Asset Management believes that the suits are without merit and intends to defend the cases vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Citigroup Asset Management nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or the ability of the Distributor or the Advisers to perform under their respective contracts with the Funds.

       20 Smith Barney Hansberger Global Value Fund | 2004 Annual Report

 FINANCIAL HIGHLIGHTS

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class A Shares                               2004/(1)/ 2003/(1)/ 2002/(1)/   2001/(1)/   2000/(1)/
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $ 8.67      $10.86     $11.79      $13.14      $12.00
----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                        0.04        0.06       0.04        0.05        0.06
 Net realized and unrealized gain (loss)      3.09       (2.20)     (0.94)      (1.38)       1.11
----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           3.13       (2.14)     (0.90)      (1.33)       1.17
----------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       (0.07)      (0.05)     (0.03)      (0.02)      (0.03)
----------------------------------------------------------------------------------------------------
Total Distributions                          (0.07)      (0.05)     (0.03)      (0.02)      (0.03)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $11.73      $ 8.67     $10.86      $11.79      $13.14
----------------------------------------------------------------------------------------------------
Total Return                                 36.11%     (19.71)%    (7.61)%    (10.10)%      9.75%
----------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $7,679      $5,280     $7,704     $10,367     $18,339
----------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses                                     1.55%       1.54%      1.56%       1.49%       1.42%
 Net investment income                        0.33        0.65       0.35        0.39        0.48
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         27%         36%        43%        74 %         50%
----------------------------------------------------------------------------------------------------

Class B Shares                            2004/(1)/    2003/(1)/   2002/(1)/   2001/(1)/   2000/(1)/
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $ 8.49      $10.66     $11.62      $13.03      $11.97
----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                         (0.05)      (0.01)     (0.04)      (0.05)      (0.04)
 Net realized and unrealized gain (loss)      3.03       (2.16)     (0.92)      (1.36)       1.10
----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           2.98       (2.17)     (0.96)      (1.41)       1.06
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $11.47      $ 8.49     $10.66      $11.62      $13.03
----------------------------------------------------------------------------------------------------
Total Return                                 35.10%     (20.36)%    (8.26)%    (10.82)%      8.86%
----------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $10,937      $8,831    $13,993     $20,476     $32,024
----------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses                                     2.34%       2.31%      2.31%       2.29%       2.19%
 Net investment loss                         (0.45)      (0.13)     (0.33)      (0.39)      (0.32)
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         27%         36%        43%         74%         50%
----------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

       21 Smith Barney Hansberger Global Value Fund | 2004 Annual Report

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class C Shares/(1)/                         2004/(2)/ 2003/(2)/  2002/(2)/  2001/(2)/  2000/(2)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $ 8.49      $10.65     $11.62     $13.02     $11.97
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                         (0.05)      (0.01)     (0.04)     (0.05)     (0.04)
 Net realized and unrealized gain (loss)      3.02       (2.15)     (0.93)     (1.35)      1.09
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           2.97       (2.16)     (0.97)     (1.40)      1.05
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $11.46      $ 8.49     $10.65     $11.62     $13.02
------------------------------------------------------------------------------------------------
Total Return                                 34.98%     (20.28)%    (8.35)%   (10.75)%     8.77%
------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $4,389      $3,189     $4,680     $6,094     $8,886
------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses                                     2.37%       2.34%      2.35%      2.29%      2.21%
 Net investment loss                         (0.49)      (0.14)     (0.37)     (0.44)     (0.34)
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         27%         36%        43%        74%        50%
------------------------------------------------------------------------------------------------

Class Y Shares                            2004/(2)/   2003/(2)/  2002/(2)/  2001/(2)/  2000/(2)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $ 8.69      $10.87     $11.81     $13.16     $12.03
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                        0.09        0.11       0.10       0.10       0.11
 Net realized and unrealized gain (loss)      3.11       (2.21)     (0.95)     (1.37)      1.10
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           3.20       (2.10)     (0.85)     (1.27)      1.21
------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       (0.12)      (0.08)     (0.09)     (0.08)     (0.08)
------------------------------------------------------------------------------------------------
Total Distributions                          (0.12)      (0.08)     (0.09)     (0.08)     (0.08)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $11.77      $ 8.69     $10.87     $11.81     $13.16
------------------------------------------------------------------------------------------------
Total Return                                 36.86%     (19.30)%    (7.16)%    (9.64)%    10.07%
------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $152,420    $118,946   $159,333   $180,709   $185,122
------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses                                     1.05%       1.05%      1.04%      1.06%      1.06%
 Net investment income                        0.83        1.18       0.92       0.81       0.81
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         27%         36%        43%        74%        50%
-----------------------------------------------------------------------------------------------

(1)On April 29, 2004, Class L shares were renamed as Class C shares.
(2)Per share amounts have been calculated using the monthly average shares method.

       22 Smith Barney Hansberger Global Value Fund | 2004 Annual Report

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Shareholders and Board of Trustees of Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Hansberger Global Value Fund ("Fund") of Smith Barney Investment Funds Inc. as of April 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004, by correspondence with the custodian or broker. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of April 30, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
June 18, 2004

       23 Smith Barney Hansberger Global Value Fund | 2004 Annual Report

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Directors and Officers
The business and affairs of the Smith Barney Hansberger Global Value Fund ("Fund") are managed under the direction of the Smith Barney Investment Funds Inc.'s ("Company") Board of Directors. Information pertaining to the Directors and certain officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Company's Directors and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                                                 Number of
                                                                                             Portfolios in the
                                                     Term of Office*                           Fund Complex          Other
                                   Position(s) Held   and Length of  Principal Occupation(s)    Overseen by    Board Memberships
Name, Address and Age                 with Fund        Time Served   During Past Five Years      Director      Held by Director
--------------------------------------------------------------------------------------------------------------------------------
Non-Interested Directors:

Paul R. Ades                           Director           Since       Law Firm of Paul R.            15              None
Paul R. Ades, PLLC                                        1994        Ades, PLLC (from
181 West Main Street                                                  April 2000 to
Suite C                                                               Present); Partner in
Babylon, NY 11702                                                     Law Firm of Murov &
Age 63                                                                Ades, Esqs. (from
                                                                      November 1970 to
                                                                      March 2000)

Dwight B. Crane                        Director           Since       Professor, Harvard             49              None
Harvard Business School                                   1981        Business School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 66

Frank G. Hubbard                       Director           Since       President of Avatar            15              None
Avatar International, Inc.                                1993        International, Inc.
87 Whittredge Road                                                    (Business
Summit, NJ 07901                                                      Development) (since
Age 66                                                                1998); Vice President
                                                                      of S&S Industries
                                                                      (Chemical
                                                                      Distribution) (from
                                                                      1995 to 1998)

Jerome H. Miller                       Director           Since       Retired                        15              None
c/o R. Jay Gerken                                         1998
Citigroup Asset Management ("CAM")
399 Park Avenue, 4th Floor
New York, NY 10022
Age 65

Ken Miller                             Director           Since       President of Young             15              None
Young Stuff Apparel Group, Inc.                           1994        Stuff Apparel Group,
930 Fifth Avenue                                                      Inc. (since 1963)
Suite 610
New York, NY 10021
Age 62

Interested Director:

R. Jay Gerken, CFA**               Chairman,              Since       Managing Director of          221              None
CAM                                President              2002        Citigroup Global
399 Park Avenue, 4th Floor         and Chief                          Markets Inc. ("CGM");
New York, NY 10022                 Executive Officer                  Chairman, President
Age 52                                                                and Chief Executive
                                                                      Officer of Smith
                                                                      Barney Fund
                                                                      Management LLC
                                                                      ("SBFM"), Travelers
                                                                      Investment Adviser,
                                                                      Inc. ("TIA") and Citi
                                                                      Fund Management Inc.
                                                                      ("CFM"); President
                                                                      and Chief Executive
                                                                      Officer of certain
                                                                      mutual funds
                                                                      associated with
                                                                      Citigroup Inc.
                                                                      ("Citigroup");
                                                                      Formerly, Portfolio
                                                                      Manager of Smith
                                                                      Barney Allocation
                                                                      Series Inc. (from
                                                                      1996 to 2001) and
                                                                      Smith Barney Growth
                                                                      and Income Fund (from
                                                                      1996 to 2000)

       24 Smith Barney Hansberger Global Value Fund | 2004 Annual Report

                                                                                             Number of
                                                                                         Portfolios in the
                                                 Term of Office* Principal Occupation(s)   Fund Complex          Other
                              Position(s) Held    and Length of     During Past Five        Overseen by    Board Memberships
Name, Address and Age            with Fund         Time Served            Years              Director      Held by Director
----------------------------------------------------------------------------------------------------------------------------
Officers:

Andrew B. Shoup              Senior Vice              Since        Director of CAM;             N/A               N/A
CAM                          President                2003         Senior Vice
125 Broad Street, 11th Floor and Chief                             President and Chief
New York, NY 10004           Administrative                        Administrative
Age 47                       Officer                               Officer of mutual
                                                                   funds associated
                                                                   with Citigroup;
                                                                   Treasurer of
                                                                   certain mutual
                                                                   funds associated
                                                                   with Citigroup;
                                                                   Head of
                                                                   International Funds
                                                                   Administration of
                                                                   CAM (from 2001 to
                                                                   2003); Director of
                                                                   Global Funds
                                                                   Administration of
                                                                   CAM (from 2000 to
                                                                   2001); Head of U.S.
                                                                   Citibank Funds
                                                                   Administration of
                                                                   CAM (from 1998 to
                                                                   2000)

Andrew Beagley               Chief Anti-Money         Since        Director of CGM              N/A               N/A
CAM                          Laundering               2002         (since 2000);
399 Park Avenue, 4th Floor   Compliance                            Director of
New York, NY 10022           Officer                               Compliance, North
Age 41                                                             America, CAM (since
                                                                   2000); Chief
                                                                   Anti-Money
                                                                   Laundering
                                                                   Compliance Officer
                                                                   and Vice President
                                                                   of certain mutual
                                                                   funds associated
                                                                   with Citigroup;
                                                                   Director of
                                                                   Compliance, Europe,
                                                                   the Middle East and
                                                                   Africa, CAM (from
                                                                   1999 to 2000);
                                                                   Compliance Officer,
                                                                   Salomon Brothers
                                                                   Asset Management
                                                                   Limited, Smith
                                                                   Barney Global
                                                                   Capital Management
                                                                   Inc., Salomon
                                                                   Brothers Asset
                                                                   Management Asia
                                                                   Pacific Limited
                                                                   (from 1997 to 1999)

Kaprel Ozsolak               Controller               Since        Vice President of            N/A               N/A
CAM                                                   2002         CGM; Controller of
125 Broad Street, 11th Floor                                       certain mutual
New York, NY 10004                                                 funds associated
Age 38                                                             with Citigroup

Robert I. Frenkel            Secretary and            Since        Managing Director            N/A               N/A
CAM                          Chief Legal Officer      2003         and General Counsel
300 First Stamford Place                                           of Global Mutual
4th Floor                                                          Funds for CAM and
Stamford, CT 06902                                                 its predecessor
Age 48                                                             (since 1994);
                                                                   Secretary of CFM
                                                                   (from 2001 to
                                                                   2004); Secretary
                                                                   and Chief Legal
                                                                   Officer of certain
                                                                   mutual funds
                                                                   associated with
                                                                   Citigroup

--------
* Each Director and officer serves until his or her successor has been duly elected and qualified.
**Mr. Gerken is an "interested person" of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

       25 Smith Barney Hansberger Global Value Fund | 2004 Annual Report

 TAX INFORMATION (UNAUDITED)


For Federal tax purposes the Fund hereby designates for the fiscal year ended April 30, 2004:

    . For corporate shareholders, the percentage of ordinary dividends that qualify for the dividends received deduction is 84.29%.

    . For taxable non-corporate shareholders, the maximum amount allowable of qualifying dividends for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003. The amount of qualified dividend income distributed by the Fund is provided to shareholders on their Form 1099-Div annually.

       26 Smith Barney Hansberger Global Value Fund | 2004 Annual Report

                                 SMITH BARNEY
                                  HANSBERGER
                               GLOBAL VALUE FUND



         DIRECTORS                    INVESTMENT MANAGER
         Paul R. Ades                 Smith Barney Fund Management LLC
         Dwight B. Crane
         R. Jay Gerken, CFA           SUB-INVESTMENT ADVISER
           Chairman                   Hansberger Global Investors, Inc.
         Frank G. Hubbard
         Jerome H. Miller             DISTRIBUTOR
         Ken Miller                   Citigroup Global Markets Inc.

         OFFICERS                     CUSTODIAN
         R. Jay Gerken, CFA           State Street Bank and
         President and                  Trust Company
         Chief Executive Officer
                                      TRANSFER AGENT
         Andrew B. Shoup              Citicorp Trust Bank, fsb.
         Senior Vice President and    125 Broad Street, 11th Floor
         Chief Administrative Officer New York, New York 10004

         Andrew Beagley               SUB-TRANSFER AGENT
         Chief Anti-Money Laundering  PFPC Inc.
         Compliance Officer           P.O. Box 9699
                                      Providence, Rhode Island
         Kaprel Ozsolak               02940-9699
         Controller

         Robert I. Frenkel
         Secretary and
         Chief Legal Officer

   Smith Barney Investment Funds Inc.


   Smith Barney Hansberger Global Value Fund
   The Fund is a separate investment fund of the Smith Barney Investment Funds Inc., a Maryland corporation.





   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-451-2010 and by visiting the SEC's web site at www.sec.gov.


 This report is submitted for the general information of the shareholders of Smith Barney Investment Funds Inc. -- Smith Barney Hansberger Global Value Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

 SMITH BARNEY HANSBERGER GLOBAL VALUE FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 This document must be preceded or accompanied by a free prospectus. Investors should consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

 www.smithbarneymutualfunds.com



 (C)2004 Citigroup Global Markets Inc.
 Member NASD, SIPC

 FD01490 6/04                                                            04-6476

ITEM 2.         CODE OF ETHICS.

                The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                The Board of Directors of the registrant has determined that Dwight B. Crane, a member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Crane as the Audit Committee's financial expert. Mr. Crane is an "independent" Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                (a) Audit Fees for Smith Barney Investment Funds Inc. were $100,250 and $100,250 for the years ended 4/30/04 and
                        4/30/03.

                (b) Audit-Related Fees for Smith Barney Investment Funds Inc. were $0 and $0 for the years ended 4/30/04 and 4/30/03.

                (c) Tax Fees for Smith Barney Investment Funds Inc. were $9,900 and $9,500 for the years ended 4/30/04 and 4/30/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Investment Funds Inc.

                (d) There were no all other fees for Smith Barney Investment Funds Inc. for the years ended 4/30/04 and 4/30/03.

                (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

                        The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

                        The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation;
                        (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

                        Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

                (f)     N/A

                (g) Non-audit fees billed - $100,000 and $1.2 million for the years ended 12/31/2003 and 12/31/2002.

                (h) Yes. The Smith Barney Investment Funds Inc.'s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Smith Barney Investment Funds Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS.

                Not applicable.

ITEM 6.         [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

                (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

                (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10.        EXHIBITS.

                (a)     Code of Ethics attached hereto.

                Exhibit 99.CODE ETH

                (b)     Attached hereto.

                Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

                Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Funds Inc.


By:     /s/ R. Jay Gerken
        -----------------------------------
        (R. Jay Gerken)
        Chief Executive Officer of
        Smith Barney Investment Funds Inc.

Date:   July 6, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ R. Jay Gerken
        -----------------------------------
        (R. Jay Gerken)
        Chief Executive Officer of
        Smith Barney Investment Funds Inc.

Date:   July 6, 2004


By:     /s/ Andrew B. Shoup
        -----------------------------------
        (Andrew B. Shoup)
        Chief Administrative Officer of
        Smith Barney Investment Funds Inc.

Date:   July 6, 2004